10.01.2024New York

Agenda 2SEMRUSH ANALYST DAY 2024 History & Vision Oleg Shchegolev — CEO Product Strategy Eugene Levin — President Enterprise SEO Solution Andrew Warden — CMO Go To Market Strategy Andrew Warden & Tommie OʼBrien — CMO & CSO Financial Strategy Brian Mulroy — CFO Q&A Break → → → → → →

Safe Harbor 3 This presentation will contain forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements concerning our expected future business and financial performance and financial condition, expected growth, adoption and existing and future demand for our existing and any new products and features, our expected growth of our customer base and specific customer segments, the continued development of our products, the expansion of certain of our tools, industry and market trends, our competitive position, market opportunities, sales and marketing activities, acquisition activity, integration and results of recent acquisitions, future spending and incremental investments, our guidance for the third quarter of 2024 and the full year 2024, and statements about future pricing and operating results, including margin improvements, revenue growth and profitability, and assumptions regarding foreign exchange rates. Forward looking statements are statements other than statements of fact and can be identified by words such as expect, can, anticipate, could, plan, believe, seek or will. These statements reflect our views as of today only, and should not be relied upon as representing our views at any subsequent date and we do not undertake any duty to update these statements. Forward-looking statements address matters that are subject to risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. For a discussion of the risks and important factors that could affect our actual results, please refer to our most recent quarterly report on Form 10Q and our annual report on Form 10K, filed with the Securities and Exchange Commission, as well as our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of such forward-looking statements. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Companyʼs own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy, or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. This presentation includes non-GAAP financial measures which have certain limitations and should not be considered in isolation, or as alternatives to or substitutes for, financial measures determined in accordance with generally accepted accounting principles in the United States (“GAAPˮ). The non-GAAP measures as defined by us may not be comparable to similar non-GAAP measures presented by other companies. Our presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that our future results will be unaffected by these or other unusual or non-recurring items. See the GAAP to Non-GAAP Reconciliation slides in the Appendix for a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures. This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, © or ® symbols, but we assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Our Journey 5 2012 Founded Semrush 2024 Launched Enterprise SEO and Expect to Surpass $400M in ARR2022 Launched First AI Powered Product with ChatGPT 1.0 2018 Launched Semrush Local & Intelligence 2016 Launched Semrush Brand & Content 2008 Built First SEO Product 2015 10,000 Customers 2018 Completed Venture Capital Financing 2021 Initial Public Offering 2023 Surpassed 100,000 Customers & Launched Semrush Social

6 2008 Started with a Single SEO Product 2012 Expanded into a Search Engine Marketing Toolkit 2015 Became a Suite of Online Visibility Tools 2020 Evolved into a Digital Marketing Platform 2024 Becoming an Enterprise-Ready AIPowered Digital Marketing Platform Our Journey From a Product to a Toolkit to a Suite to a Platform to now a Fully-Integrated Enterprise Ready Platform

Pillars of Semrush Success 7 Strong Foundation & Track Record of Success 01 Solving Increasingly Complex & Critical Problems 02 Extensive Opportunity with Multiple Growth Drivers 03

8 → Diverse & Loyal Customer Base → Strong Financial Performance → Innovative Talent & Culture → Large Addressable Market → Sustainable Competitive Moat History & Vision / Oleg Shchegolev — CEO Strong Foundation & Track Record of Success 01

Our Diverse & Loyal Customer Base 9 Enterprise Customers 8,000 Countries 150 Customers 116,000 Industries, Market Segments and Marketing Disciplines All All metrics as of 6/30/24. Enterprise Customers are companies with 500+ employees.

Nearly 40% of the Fortune 500 Trust Us 10

Our Strong Financial Performance 11 36% ARR CAGR Q2ʼ24 vs. Q2ʼ18 $400M Estimated FY24 Ending Annual Recurring Revenue Double Digit Non-GAAP Operating Margin $230M Cash, Cash Equivalents and Short-Term Investments ARR projected for 2024; remaining metrics as of 6/30/24 See Appendix for GAAP to Non-GAAP Operating Margin reconciliation

12 13 Offices All Over the World ~1600 Employees & Contractors Our World Class Talent & Culture All metrics as of 6/30/24

13 2023 & 2024 Award Winning → Ownership → Innovation → Creativity → Data-Driven → Efficiency

14 Our Large Market Opportunity + Evolved from Suite to Platform + Enterprise GTM Investment + Enhanced Sophistication + Enterprise SEO Launch + Portfolio Investment + Pricing Leverage + Market Growth $13B $40B TodayAt IPO See Appendix for detailed TAM calculation

Our Strong Competitive Moat Extensive Data Set that Enables Proprietary Insights History & Vision / Oleg Shchegolev — CEO Network Effect to Enhance AIPowered Intelligence High Gross Margin Structural Advantage Leading Brand Loyalty Integrated Platform Global Scale 1 2 3 4 5 6 15

16 → AI Powered → Comprehensive → Multi-Product Platform → Proven Return on Investment History & Vision / Oleg Shchegolev — CEO How We Solve Increasingly Complex & Critical Problems 02

Our Success Linked to Our Customerʼs Success 17 Create Brand Awareness Online Create Relevant Content that Resonates Be Present in Conversations Maintain Favorable Reputation & Perception 04 03 01 02

Attention is Limited Content & Martech Tools are Exploding Budgets are Limited 18

Semrush Marketing Platform 19

… donʼt just take our word for it International Awards 22 "...the all in one tool you need" "THE Best in the Business!!!" "The best feature of Semrush might be its ability to offer multiple tools in one place!" "...covers all aspects of Digital Marketing at a competitive price" "If you're using anything else, you're missing out" "A Must-Have Tool for Social Media Success" "Great platformˮ Source: g2.com/products/semrush 4.7 out of 5 4.6 out of 5 4.5 out of 5 Rating, Awards and Reviews as of 9/30/24 20

22 → Increase Paying Customers → Expand Average ARR → Enterprise SEO Solution → Enhance Portfolio History & Vision / Oleg Shchegolev — CEO Extensive Opportunity with Multiple Growth Drivers 03

Core Strategies for Growth 23 Increase Paying Customers Across All Segments Expand Average ARR per Customer with Semrush Marketing Platform Extend SEO Reach with new Enterprise Product Enhance Product Portfolio with more Enterprise Capabilities 04 03 01 02

Pillars of Product Success 25 Understanding the Increasingly Complex & Critical Problems 01 Delivering Market Leading Technology & Data 02 Leading with AI 03

26 Increasingly Complex & Critical Problems

Overwhelming Digital Noise 27 Information barrier gets bigger every day: average consumer already spends 6.5 hours a day online and is overwhelmed with information 2.3M 720K 1B 8.5B 50B hours of video uploaded to Youtube Facebook stories across all apps blog posts on Wordpress alone Google searches Meta and Google impressions … and more every single day * See Third Party Sources slide in Appendix; stats are estimates on a “per dayˮ basis.

Constantly Evolving Digital Marketing Channels



Mailchimp (email marketing)
Wordpress
Facebook
Twitter/X
Iphone mobile interfaces
Snap
Google AI overview
Google becomes default search engine
Yelp Digital reviews
Google Maps
Youtube
Instagram
TikTok
ChatGPT

In 20 years we went from website and email to

- Google / Bing
- Content Marketing
- Youtube / TikTok
- FB / X / Snapchat / Instagram / Linkedin
- Mobile
- Influencers
- Blogs / Digital media
- Review websites
- AI agents

28

29 Rank Organically Only Page 1 Matters 01 Click Through Rate (CRT) by Position Source: Semrush Intelligence 70% of organic traffic generated by the first THREE organic links WIP Source: Estimate based on Semrush Intelligence as of August 2024

30 Pay for Paid Advertising …But Costs Increasing 02 WIP

31 Increase Followers, Likes, Shares & Comments 03

32 Maintain Favorable Reviews & Reputation 04

33 Establish Local Presence 05

34 Create Relevant Content 06

Growing Complexity Drives Demand for Martech As complexity increased, marketers needed more data, tools and features and that demand created a market that greatly benefits from the most complete platforms such as Semrush Source: chiefmartec.com Marketing Technology Landscape as of May 2024 (with 2013 and 2021 being extrapolated estimates) 35

Businesses Have Three Bad Options 36 Biased Use tools provided by Google, Facebook and other networks Challenges: ● Paid Channel Focus ● Siloed ● Single Network ● Conflict of Interest Fragmented Use point solutions for each channel Challenges: ● Inefficient ● Siloed ● Limit Visibility ● Disaggregated Expensive Rely on army of engineers and data scientists to build custom systems Challenges: ● Costly Implementation ● Costly Maintenance ● Custom ● Proprietary

37 Delivering Market Leading Technology & Data

Unique Combination of Data Assets … with 16 Years of History 38 Total Profiles 200+ million domains Monitored in 150 countries Keyword Data 25+ billion keywords Anonymized Panel Data Billions of events analyzed per week Display Ads Data 300+ million ad samples Web Index 33+ trillion backlinks 17+ billion URLs crawled per day Source: Estimated based on Semrush Intelligence as of August 2024

Over time customers run more campaigns and share more data Network Effects 39 As customers use more products they convert to paying customers Unique Insights generate demand Data from customers allows us to improve quality of insights for all customers

Semrush Marketing Platform 40

Semrush Provides a Platform for the Holistic Workflow 41

…and Industry Analysts recognize our leadership

		SEMRUSH	Hootsuite	Jasper	similarweb	ahrefs	Birdeye	CISION
SEO Tools	SEO	Leader			Leader	Leader		
Local SEO	Local	Leader					Leader	
Local Marketing		Leader					Leader	
Local Listing Management		Leader					Leader	
Social Media Suites	Social Media	Leader	Leader				Leader	
Social Media Analytics		Leader	Leader					Leader
Social Media Management		Leader	Leader				Leader	
Social Media Advertising		Leader						
Media Monitoring	Brand Marketing	Leader				Leader		Leader
Market Intelligence	Competitive Intelligence	Leader			Leader			
Competitive Intelligence		Leader			Leader	Leader		
Content Analytics	Content Marketing	Leader			Leader	Leader		
Content Creation		Leader						
AI Writing Assistant		Leader		Leader				
Marketing Analytics	Paid Advertising	Leader						
Paid Search Intelligence		Leader			Leader			
Digital Analytics		Leader						

Source: G2 Category Leaderboards from September 2024

42

43 Leading with AI

3 Pillars of AI Monetization 44 Core Features for All to Increase Retention & Conversion Premium Features to Drive Upgrades Stand Alone Products to Drive Cross-Sell Examples ● Reply to review feature Examples ● ContentShake ● SocialContent AI ● AdCreative AI Examples ● Copilot ● Report summary

Q&A 46

Key takeaways from this session 48 With the evolution from Semrush Core → Enterprise SEO, we operate at the cutting-edge of digital marketing SaaS Organic traffic remains one of the most efficient channels for customer acquisition Todayʼs SEOs spend more than 90% of their time analyzing data, and only 10% executing workflow Semrush Enterprise completely reimagines how SEOs+digital marketers break away from the competition → → → Statistics are estimated based on Semrush insights and direct customer feedback

Todayʼs SEOs and digital marketers spend nearly 90% of time collecting & analyzing data vs. taking action More and more complexity with frequent Google Updates and rise of AI Lack of time and resources with demand for results and cross-functional collaboration Many point solutions— that donʼt solve problems other than giving additional data Inability to make data-driven decisions Evolving Customer Pain Points of time spent research, analysis, reporting across multiple fragmented tools90% Execution and Strategy that Drives Results10% 10X EfficiencySemrush Enterprise Automates Time-intensive SEO Steps So Marketers Can Prioritise Time Restoring or Growing Traffic which equals REVENUE Statistics are estimated based on Semrush insights and direct customer feedback 49

50 How SEOs solve their problems today

Rankings Drop: 7 Days to Find Out Why Reduced to 30 Minutes with Enterprise SEO 51 Filter and Format the Data Clean Up Data & Remove Outliers Apply Rules to Identify Patterns Report on Findings Move Data to Pivot Table Collect Data Do It All Again 3 DAYS 4 DAYS Complete in 30 mins with Statistics are estimated based on Semrush insights and direct customer feedback

Expensive SEO Stacks Bad Options) Example of Enterprise SEO Stack 52 Position Tracking Technical Research Backlink Monitoring Reporting Content Additional Tools in annual subscriptions alone $1M $300,000+ when subscription fees, labor from finance, legal, IT, and productivity costs are factored in Statistics are estimated based on Semrush insights and direct customer feedback

Demonstrating the value 53 Greater traffic outcomes, faster recovery MORE REVENUE Value in aggregation Value in interpreting the data in record time The ability to take action within the same business day vs. weeks Semrush Data & Intelligence Platform

Semrush Enterprise SEO Solution

Eliminate Time Spent getting SEO things done

Content Analysis

Determine how content is performing across your site as well as what content to create with AI

Enterprise Ready Capability

Multi-Workspace, Hierarchical Tags, Keyword and URL Segments, Preferred URLs, etc.

Forecasting

Forecast how much SEO traffic impact and potential revenue opportunity exists

SEO Forensics

Automate SEO research using powerful insights from our integrated data lake.


A B

Internal Link Recommender

Automate using Semrush trained AI and ML to provide insights into the proper source URLs, target URLs, and anchor text.

Expert Services

Exclusive on-demand access to top-tier consultants and freelancers

PageSpeed Insights

Make stronger cases to Product/Engineers to guide increased SEO traffic and increased revenue.

A/B Testing

Validate multiple hypotheses at once without dependency on developer resources.

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Semrush Enterprise SEO Solution

Eliminate Time Spent getting SEO things done

Content Analysis

Determine how content is performing across your site as well as what content to create with AI

Enterprise Ready Capability

Multi-Workspace, Hierarchical Tags, Keyword and URL Segments, Preferred URLs, etc.

Forecasting

Forecast how much SEO traffic impact and potential revenue opportunity exists

SEO Forensics

Automate SEO research using powerful insights from our integrated data lake.


A B

Internal Link Recommender

Automate using Semrush trained AI and ML to provide insights into the proper source URLs, target URLs, and anchor text.

Expert Services

Exclusive on-demand access to top-tier consultants and freelancers

PageSpeed Insights

Make stronger cases to Product/Engineers to guide increased SEO traffic and increased revenue.

A/B Testing

Validate multiple hypotheses at once without dependency on developer resources.

55

56 Forecasting Workflow ● Lightning-fast, precise SEO valuation forecasting. Quantify traffic, revenue gains; and SEO value ● Budget optimization for maximum efficiency. Achieve higher organic traffic with improved cost-efficiency compared to the expenses of paid advertising. ● Save time with crystal-clear prioritization. Transform SEO planning and prioritization with a few clicks, enhancing team efficiency and focus.

AIPowered Comprehensive Content Management ● Best-in-class content creation refined with AI precision. Produce high-caliber content with AI enhancements. ● Rapid, effective content production. Utilize AI for multilingual content briefs and real-time scoring. ● Strategic content alignment. Optimize content strategy at scale with real-time performance insights. ● Seamless collaboration. Boost efficiency and reduce risks with transparent, streamlined workflows across all stakeholders. 57

58 SEO A/B Analysis ● Cut through the guesswork & save time. Gain clarity on which changes yield results from a single platform, saving time and effort on ineffective tasks. ● Unmatched flexibility. Unparalleled versatility in testing, diverse page groups and types to perfectly tailor comparisons and strategies. ● Encourage innovation with confidence. Ease-of-use empowers teams to experiment and uncover unique opportunities for growth.

Expert Network Save time and mitigate risk. Avoid lengthy procurement processes and advocacy battles. Access top SEO talent. Leverage a network of leading industry experts to bridge skill and talent gaps. Comprehensive SEO solutions: ● SEO Ideation / Brown Bag ● SEO Training ● Technical/Content SEO Strategy ● Additional Project Set-Up ONLY available with Semrush Enterprise 59

60 What our customers say

Thank you

Semrush Go-To-Market Strategy Semrush Target Market 01 Efficient Product- Led Growth 02 Sales-Led Growth & Expanded Opportunity for the Enterprise 03

67 Semrush Target Market 01

The Evolution of our Buyer Marketing Specialists ● Research ● Content ● Brand ● Social ● Local ● SEM ● SEO Marketing Generalists ● Generalists ● Solopreneurs ● Business Owners Marketing Leadership ● Organic Marketing ● Brand Marketing ● Digital Marketing ● Analytics ● Decision Makers: CMO/CFO/CIO

Go-To-Market Motions 69 Product-Led Motion → Automated → One-to-Many → Standard Pricing → SelfGuided Purchase → Higher Volume, Lower Value → Large Addressable Market → Efficient LTVCAC Ratio for Business Owners, Marketing Generalists and Specialists Sales-Led Motion → Personalized → One-to-One → Negotiated Contracts → SalesGuided Purchase → Higher Value, Lower Volume → Large Addressable Market → Efficient LTVCAC Ratio for Large Enterprises and Marketing Leadership Sales Assisted Motion → Assisted → One-to-One → Standard Pricing → Sales-Assisted Purchase → Higher Volume, Lower Value → Large Addressable Market → Efficient LTVCAC Ratio for Mid-Market and Expanding with Specialists

70 → Brand Awareness → Present in Conversation → Favorable Brand Reputation → Content that Inspires → Content that Educates Go-To-Market Strategy Efficient Product-Led Growth 02

Foundation of a Strong Product-Led Motion 71 Create Brand Awareness Online Create Relevant Content that Resonates Be Present in Conversations Maintain Favorable Reputation & Perception 04 03 01 02

Content that Educates Content that Inspires

Product-Led Motion Stages ProductLed Motion Awareness + Education Registration Trial Conversion to Paid with Rapid Time to Value Upgrade + Support 73

74 → Sales-Led Motion Foundation → Massive Untapped Opportunity → Demand for Enterprise Solutions → Execution Readiness Go-To-Market Strategy Expanded Opportunity & Investments in Enterprise 03

Sales-Led Motion Stages SalesLed Motion Demand Generation Lead Qualification Meeting Demo Technical Review Commercial Negotiation Close Post-Sale Upgrade 75

Sales-Led Motion Success To-Date 76 20182023 are as of 12/31 and 2024 YTD represents an ending 9/30/24 estimate Average ARR per Paying Customer

Sales-Led Motion Success To-Date 77Customers with ARR  $50KCustomers with ARR  $10K 20182023 are as of 12/31 and 2024 YTD represents an ending 9/30/24 estimate

Sales-Led Opportunity Ahead 78 Install Base Competitor Displacement Whitespace

Enterprise SEO Customers We Have Already Won 79

Logos in Our 8,000 Installed Base Weʼre Laser-focused on… 80

Sales-Led Motion Investments Demand Generation Targeted, relevant outbound marketing Talent & Winning Culture in both Sales and Customer Success Advanced Selling Process (from transactional to trusted advisor) Systems & Process (CPQ, Salesforce.com, Guardrails, Deal Desk, Quote to Cash)04 03 01 02 05 Incentives and Metrics 81

Pillars of Financial Success 84 Strong Foundation & Track Record of Success 01 Extensive Opportunity with Multiple Growth Drivers 02 Continued Growth & Expanding Profitability 03

85 → Consistent Growth → Increasing Average ARR → Expanding Up-Market Mix → Multiple Segments → Expanding Profitability Financial Strategy / Brian Mulroy — CFO Strong Foundation & Track Record of Success 01

Strong Track Record of Growth Strong ARR Growth 86 36% CAGR Q2ʼ2018Q2ʼ2024 20182023 are as of 12/31 and 2024E is our projected guidance for 2024. 36% represents a 6 year CAGR from Q2ʼ18 through Q2ʼ24

Strong Track Record of Growth Strong New Customer Demand 87 3X Since 2018 20182023 are as of 12/31 and 1Hʼ24 represents ending 6/30/24

Strong Track Record of Growth Consistent Average ARR Per Customer Expansion 88 2X Since 2018 20182023 are as of 12/31 and 2024 YTD represents an ending 9/30/24 estimate

89 Semrush Customer Segmentation

Strong Track Record of Growth Significant Large Customer Growth 90Customers with ARR  $10K Customers with ARR  $50K 20182023 are as of 12/31 and 2024 YTD represents an ending 9/30/24 estimate

Semrush Customer Segmentation % of ARR Solopreneur & Freelancer → 20% of ARR → NRR  80% → ARR Declining Y/Y → Seasonal or Project Use Business & Agency → 80% of ARR → NRR  120% → ARR Up 30% Y/Y → Increasing Engagement Segmentation Data estimated as of 9/30/24. Solopreneurs and Freelancers represent self-employed individuals with no employees 91

Semrush Customer Segmentation % of ARR for Business & Agency Segment Segment Diversity 55% of ARR from Sophisticated Enterprise, Mid-Market and Marketing Agency Accounts Approximately 8,000 Enterprise, over 17,000 Mid-Market and over 21,000 Marketing Agencies → → Segmentation Data estimated as of 9/30/24. Segments based on Company Size: SMB  50 Employees, Mid-Market 50499, Enterprise 500 92

Semrush Customer Segmentation Average ARR per Customer for Business & Agency Average ARR per Customer Expansion Since September 2018 Average ARR Expansion 2X Overall Increase since 2018 More Pronounced for Enterprise Driven by Cross-Sell, Up-Sell and Pricing Leverage Expect Acceleration with New Enterprise SEO Solution → → → → Segmentation Data estimated as of 9/30/24 93

Efficient Performance As we scale, our efficiency continues to improve 94 2000 Basis Point Increase to Non-GAAP Operating Margin Since 2022 20182023 are our full year Non-GAAP Operating Margin results for the year ending 12/31; Q2ʼ24 is for the quarter ending 6/30/24

Efficient Performance Cost Efficiency Drivers 95 Highly Scalable Platform which gives us a structural advantage to reinvest into Product, Sales and Marketing Strong CAC to LTV economics by using Semrush Products AI and Automation investments that enable an efficient, frictionless journey through Product-Led Sales Motion Culture of efficiency remains from our humble beginnings04 03 01 02

96 → Increase Paying Customers → Expand Average ARR → Enterprise SEO → Enhance Portfolio Financial Strategy / Brian Mulroy — CFO Extensive Opportunity with Multiple Growth Drivers 02

97 Extensive Opportunity $40B TAM + Evolved from Suite to Platform + Enterprise GTM Investment + Enhanced Sophistication + Enterprise SEO Launch + Portfolio Investment + Pricing Leverage + Market Growth $13B $40B TodayAt IPO See Appendix for detailed TAM calculation

Extensive Opportunity Driven by continued increase in Average ARR per Customer 98 Major Inflection Drivers ● Enterprise SEO Solution ● AI Powered Products ● Expanded Enterprise GTM Continued Drivers ● Pricing Initiatives ● Existing Cross-Sell Paths ● Retention Initiatives Future Drivers ● Improving Macro ● Future Enterprise Intelligence, Local, Brand, Social & Content Investments Segmentation Data estimated as of 9/30/24; see also Appendix for detailed TAM calculation

Extensive Opportunity … and continued net new customer additions 99 Segment Potential Average ARR per Customer Potential Target Accounts Total Addressable Market TAM Enterprise $100,000 90,000 $9.0B Mid-Market $16,000 360,000 $5.8B SMB $4,000 6,300,000 $25.2B Total Addressable Market Opportunity $40.0B See Appendix for detailed TAM calculation

100 → Q3ʼ24 Update → Near-Term Outlook → Updated Long-Term Model → Capital Allocation Strategy Financial Strategy / Brian Mulroy — CFO Continued Growth & Expanding Profitability 03

Q3ʼ24 Preliminary Results 101 Guidance Metric Q3ʼ24 Guidance as of August 5, 2024 Preliminary Q3ʼ24 Results as of October 1, 2024 Revenue Guidance Range $96M — $97M Preliminary Results at High End of Guidance Range Non-GAAP Operating Margin Approximately 11% Approximately 12%

Core Strategies for Growth 102 Increase Paying Customers Across All Segments Expand Average ARR per Customer with Semrush Marketing Platform Extend SEO Reach with new Enterprise Product Enhance Product Portfolio with more Enterprise Capabilities 04 03 01 02

Near-Term Outlook Continued Strong Growth and Profitability Expansion 103 01 02 Sustained 20% Near Term Revenue CAGR Continued Free Cash Flow Margin Expansion

Long-Term Target Operating Model 104 Gross Margin Sales & Marketing Research & Development General & Administrative Non-GAAP Operating Income Loss Margin FCF Margin *20202023 are as of 12/31. 2024E projected as of 12/31/24. All metrics calculated as a percentage of revenue FY 2020 FY 2021 FY 2022 FY 2023 FY 2024E 76% 78% 81% 83% 83% 44% 43% 49% 40% 37% 14% 13% 16% 18% 20% 23% 22% 23% 22% 15% 4% 0% 6% 4% 11% 2% 11% 6% 0% 8% Target Model 85% 35% 18% 10% 22% 25%

Capital Allocation Strategy Focused on Building Shareholder Value 105 1 Invest in Organic Growth ● Platform infrastructure ● Product suite offerings ● Sales and marketing 2 Invest in Inorganic M&A ● Close Adjacencies ● Talent ● Technology 3 Maintain Strong Balance Sheet ● $230M Cash & Equivalents ● Strong FCF Margin ● Continued disciplined approach to SBC M&A Guiding Principles Complement, not complicate our current platform and products New capabilities or talent we do not currently have Strong synergies with accretive growth and profitability Cash Balance as of 6/30/24

106 Key Takeaways 1. Market Opportunity is Massive: TAM tripled since IPO with increased share through displacement and white space opportunity 2. Recognized Market Leader in Online Visibility with only Enterprise Ready, Integrated Platform and Network Effect that protects our Competitive Moat 3. SaaS Recurring Revenue Growth is Durable: 36% ARR CAGR since 2018 and projected 20% Near-Term CAGR focused on high margin recurring SaaS revenue 4. Expanding Platform and Enterprise Opportunity with multiple products, proven cross-sell and up-sell opportunities, and a newly released Enterprise SEO product that expands our TAM 5. AI Winner with multiple commercially viable use cases and a search market disruption that increases reliance on Semrush data and technology 6. Efficient Business Model and Long-Term Opportunity: High gross margin, double digit profitability and strong free cash flow

Thank you for your time. Please share your feedback.

APPENDIX

TAM Calculation Details 109 We estimate that, based on our potential customer spending levels for Semrush products in market, the annual global potential market opportunity for our Marketing SaaS Platform is currently $40 billion. We calculated this estimate based on the number of Enterprise (those with employes 500, Mid-Market (those with employees between 50 and 499) and Small and Medium Sized companies (those with less than 50 employees) in the United States and Canada based on information published by the US Small Business Administration, North American Industry Classification System, and Innovation, Science and Economic Development Agency in Canada. With approximately 50% of our Annual Recurring Revenue coming from customers outside of the United States and Canada in the quarter ended June 30, 2024, we believe the opportunity internationally is at least as large as the opportunity in the United States and Canada. Based on web presence, dependence on traffic, and budget, we assume 100% penetration in the Enterprise Segment, 60% in the Mid-Market and 10% in SMB. We then multiplied the total number of companies by the potential Average Annual Revenue per customer for each segment. We calculate the potential Average Annual Revenue per customer for each segment based on a potential subscription bundle for the average customer in each segment.

GAAP to Non-GAAP Operating Margin Reconciliation 110 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 Q2 2024 GAAP operating income (loss) 6.6 8.2 6.1 2.5 36.4 7.7 3.4 Stock-based compensation expense 0.2 0.5 1.0 2.7 7.4 15.3 7.2 Amortization of acquired intangibles - - 0.1 0.2 1.9 2.3 0.9 Restructuring and other costs - - - - 11.3 1.3 - Acquisition-related costs, net - - - - - 0.4 0.7 Non-GAAP operating income (loss) 6.4 7.7 5.0 0.4 15.8 11.6 12.2 GAAP Revenue 63.5 92.1 124.9 188.0 254.3 307.7 91.0 Non-GAAP operating income (loss) margin 10% 8.4% 4% 0.2% 6.2% 3.8% 13.4% *20182023 are as of 12/31. Q2ʼ24 as of 6/30/2024. All metrics calculated as a Percentage of Revenue

GAAP to Non-GAAP Gross Margin Reconciliation 111 FY 2020 FY 2021 FY 2022 FY 2023 Q2 2024 GAAP Gross Margin 76% 77.7% 80.9% 83.0% 83.6% Stock-based compensation expense - - - - 0.1% Amortization of acquired intangibles - - 0.4% 0.3% 1.0% Restructuring and other costs - - - - - Acquisition-related costs, net - - - - - Non-GAAP Gross Margin 76% 77.7% 81.3% 83.3% 84.6% *20182023 are as of 12/31. Q2ʼ24 as of 6/30/2024. All metrics calculated as a Percentage of Revenue

Definitions 112 Annual Recurring Revenue (ARR): we define ARR as of a given date as the monthly recurring revenue that we expect to contractually receive from all paid subscription agreements that are actively generating revenue as of that date multiplied by 12. We include both monthly recurring paid subscriptions, which renew automatically unless canceled, as well as the annual recurring paid subscriptions so long as we do not have any indication that a customer has canceled or intends to cancel its subscription and we continue to generate revenue from them. CAGR: we define CAGR as Compound Annual Growth Rate. Dollar-based Net Revenue Retention (NRR): we define NRR as (a) the revenue from our customers during the twelve-month period ending one year prior to such period as the denominator and (b) the revenue from those same customers during the twelve months ending as of the end of such period as the numerator. This calculation excludes revenue from new customers and any non-recurring revenue. Enterprise Customers: we define our Enterprise Customers as paying customers with 500+ employees regardless of type of subscription. Free cash flow and free cash flow margin: we define free cash flow, a non-GAAP financial measure, as net cash provided by (used in) operating activities less purchases of property and equipment and capitalized software development costs. We define free cash flow margin as free cash flow divided by GAAP revenue. Non-GAAP Income (Loss) from Operations: we define Non-GAAP Income (Loss) from Operations as GAAP income (loss) from operations, excluding Stock Based Compensation, Amortization of Acquired Intangible Assets, Acquisition Related Costs, Restructuring Costs and other one-time expenses outside the ordinary course of business (for example, our Exit Costs incurred primarily in 2022). Non-GAAP Operating Margin: we define Non-GAAP Operating Margin as non-GAAP income (loss) from operations divided by GAAP revenue. Non-GAAP Gross Margin: we define non-GAAP gross margin as GAAP gross margin excluding Stock Based Compensation, Amortization of Acquired Intangible Assets, Acquisition Related Costs, Restructuring Costs and other one-time expenses outside the ordinary course of business.

113 Estimated Stats Source Average consumer already spends 6.5 hours a day online “Digital 2023 Global Overview Report - The Essential Guide to the World’s Connected Behaviors” by We Are Social and Meltwater; and GlobalWebIndex Insight Reports (2017-2022) +720K hours of video uploaded to Youtube daily “Hours of video uploaded to YouTube every minute as of February 2022” by Statista; and “The State of the Creator Economy - Assessing the Economic, Cultural, and Societal Impact of YouTube in the US in 2022” by Oxford Economics. +8.5B Google Searches daily Hubspot, “31 Google Search Statistics to Bookmark ASAP” dated August 30, 2023 +1B Facebook stories across Facebook family apps daily Data made available from Facebook.com - Stories Ads (accessed on 09/26/2024) +50B Meta and Google impressions on average daily Estimate derived from: Data from (i) HootSuite Blog “How Much Do Facebook Ads Cost in 2024?”, (ii) NetScale Blog “What is Average CPM Google Ads & How to Reduce It (2024)” and (iii) Shopify Blog “What is YouTube CPM? How Much YouTube Pays Creators in 2024”; Alphabet Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023; and Meta Platforms, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2023. +2.3M blog posts created on average daily on Wordpress alone Data made available from WordPress.com - “A live look at activity across WordPress.com” (accessed on 09/26/2024) Third Party Sources